UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-08215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, MuniHoldings Fund II, Inc., 800 Scudders Mill
Road, Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

BULL LOGO
Merrill Lynch Investment Managers


www.mlim.ml.com



MuniHoldings Fund II, Inc.



Semi-Annual Report
January 31, 2005


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011


GO PAPERLESS...(LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.


MuniHoldings Fund II, Inc.


The Benefits and Risks of Leveraging

MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 1.49%, before the deduction of Preferred Stock.


Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


A Letter From the President


Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005            6-month    12-month

Equities (Standard & Poor's 500 Index)           +8.16%      +6.23%

Fixed income
(Lehman Brothers Aggregate Bond Index)           +3.81       +4.16

Tax-exempt fixed income
(Lehman Brothers Municipal Bond Index)           +4.80       +4.86

High yield bonds
(Credit Suisse First Boston High Yield Index)    +7.85       +9.81

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares - notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basispoints on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank youfor trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,


Robert C. Doll, Jr.
President and Director



MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


A Discussion With Your Fund's Portfolio Manager


The Fund provided an attractive yield and above-average total return, benefiting from an overweight exposure to the higher-yielding, lower-quality portion of the municipal market.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields exhibited significant declines over the past six months, even as the Federal Reserve Board (the Fed) continued to raise short-term interest rates. The associated rise in long-term bond prices, which move opposite to yields, came as somewhat of a surprise given the generally positive economic environment. Gross domestic product (GDP) in the United States grew at a rate of 4% in the third quarter of 2004 and was recently estimated at a 3.1% rate for the fourth quarter. During all of 2004, real GDP expanded at a rate of 4%, well above the 3% growth rate registered in 2003. Nevertheless, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range. The Fed's measured program of interest rate increases, which brought the federal funds rate to 2.25% by period-end, had limited market impact as monthly U.S. employment gains remained modest. (Notably, the Fed increased its target interest rate another 25 basis points (.25%) shortly after the close of the period, on February 2.) In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments has helped bolster fixed income bond prices. By the end of January, long-term U.S. Treasury bond yields stood at 4.59%, a decline of 70 basis points over the past six months. The 10-year U.S. Treasury note yield was 4.14% at period-end, representing a decline of 45 basis points during the reporting period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility in the municipal market was generally more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 44 basis points over the past six months. According to Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 59 basis points to 4.43% while yields on AAA-rated issues maturing in 10 years declined 47 basis points to 3.48%.

Declining supply trends allowed tax-exempt bond prices to register significant gains over the past six months. During this time, more than $165 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 2% versus the same period a year ago. New-issue municipal volume is expected to be easily manageable in early 2005 and should continue to support the tax-exempt market's favorable technical position.

Finally, long-term tax-exempt bond yield ratios (relative to their taxable counterparts) have remained in the 89% - 96% range, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to draw both traditional and non-traditional investors to the municipal market. The positive technical position should allow the municipal market to continue to outperform the taxable market in the coming months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 6.96% and 7.04%, based on a period-end per share net asset value of $14.87 and a per share market price of $14.70, respectively, and $.522 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.28%, based on a change in per share net asset value from $13.98 to $14.87, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, significantly exceeded the +7.87% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is attributed to its overweight exposure to spread product - lower-quality issues that traditionally offer higher yields than higher-quality issues with comparable maturities. These securities benefited from a continued narrowing of credit spreads during the period. In terms of specific issues, several of the same credits that contributed to the Fund's outperformance in previous periods continued to experience above-average price appreciation during the past six months. We held capital appreciation bonds (zero coupon bonds) associated with the Pocahontas Parkway Association, a toll-road in Virginia, which benefited following increases in both toll rates and traffic flow. This caused the bonds to increase in price by 8.5% to 13% during the period. Spreads on National Gypsum Company, a producer of wallboard for the building industry, continued to narrow on positive earnings releases derived from the strong housing market. Credit spreads on another corporate-backed credit, the chemical company Celanese, narrowed in the second half of the period on news of an equity IPO (initial public offering) coming to market to help reduce debt on the company's balance sheet. Also contributing to performance during the period was the pre-refunding of a holding that represented 1% of the Fund's net assets. The pre-refunding generated a price move in excess of 12%.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity during the past six months was concentrated primarily on reducing the Fund's exposure to spread product and reinvesting the proceeds into the high-grade market, where we believe relative value exists. In particular, we reduced the portfolio's position in credits rated BBB and lower. These securities significantly outperformed the broader market over the past 20 months, and we took the opportunity to realize gains and reduce the portfolio's exposure to these bonds.

In making purchases during the past six months, we sought to take advantage of the relative inexpensiveness of New York and New Jersey tax-exempt bonds. An increase in new-issue supply during the period caused a temporarily weak technical market in both states, presenting an attractive buying opportunity.

For the six-month period ended January 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.47% for Series A and 1.57% for Series B. Although the Fed's interest rate tightening program has resulted in increases in borrowing costs, funding levels still remain quite favorable. This, in combination with continued steepness at the long end of the municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the yield curve continue to flatten and the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.44% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, our primary focus was on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in interest rates. We expect the economy to continue to strengthen over the next several quarters, pushing interest rates slightly higher. Against this backdrop, we will continue to reduce our exposure to spread product and, within three to six months, expect to have established a neutral portfolio weighting in this area of the market.


Robert A. DiMella, CFA
Vice President and Portfolio Manager

February 18, 2005



MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Schedule of Investments                                                                    (In Thousands)
                   Face
State            Amount    Municipal Bonds                                                            Value
Alabama--3.9%  $  2,150    Jefferson County, Alabama, Limited Obligation School Warrants,
                           Series A, 5% due 1/01/2024                                              $  2,247
                  4,000    Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                           due 2/01/2007 (b)(h)                                                       4,292

Arizona--4.2%     1,000    Arizona Health Facilities Authority Revenue Bonds (Catholic
                           Healthcare West), Series A, 6.625% due 7/01/2020                           1,121
                  2,800    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                           (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             2,107
                  1,000    Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                           Charter Schools Project), Series C, 6.75% due 7/01/2031                    1,035
                           Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                           (Columbus Village), Series A (f):
                    585        6% due 10/20/2031                                                        588
                    770        6.05% due 10/20/2041                                                     774
                  1,210    Show Low, Arizona, Improvement District No. 5, Special Assessment
                           Bonds, 6.375% due 1/01/2015                                                1,268

Arkansas--1.7%             University of Arkansas, University Construction Revenue Bonds
                           (UAMS Campus), Series B (d):
                  1,000        5% due 11/01/2022                                                      1,082
                  1,600        5% due 11/01/2034                                                      1,675

California--      2,000    Benicia, California, Unified School District, GO, Refunding,
26.7%                      Series A, 5.615%** due 8/01/2020 (b)                                         987
                  5,000    California State Department of Water Resources, Power Supply Revenue
                           Bonds, Series A, 5.25% due 5/01/2020                                       5,437
                  2,250    California State, GO, Refunding, 5.375% due 10/01/2027                     2,440
                  5,200    California State Public Works Board, Lease Revenue Bonds
                           (Department of Corrections), Series C, 5.25% due 6/01/2028                 5,485
                           Golden State Tobacco Securitization Corporation of California,
                           Tobacco Settlement Revenue Bonds:
                    870        Series A-3, 7.875% due 6/01/2042                                         971
                  2,000        Series B, 5.75% due 6/01/2021                                          2,139
                  1,330        Series B, 5.625% due 6/01/2033                                         1,439
                  5,030    Los Angeles, California, Unified School District, GO, Series A,
                           5% due 1/01/2028 (d)                                                       5,283
                  1,750    Poway, California, Unified School District, Special Tax (Community
                           Facilities District Number 6 Area), Series A, 6.125% due 9/01/2033         1,841
                           Sacramento County, California, Sanitation District, Financing Authority,
                           Revenue Refunding Bonds (e):
                  1,000        RIB, Series 366, 9.612% due 12/01/2027                                 1,076
                  2,500        Trust Receipts, Class R, Series A, 9.811% due 12/01/2019               2,699
                  5,400    San Diego, California, Unified Port District, Revenue Refunding Bonds,
                           AMT, Series A, 5.25% due 9/01/2019 (d)                                     5,919
                           San Marino, California, Unified School District, GO, Series A (d):
                  1,820        5.50%** due 7/01/2017                                                  1,056
                  1,945        5.55%** due 7/01/2018                                                  1,069
                  2,070        5.60%** due 7/01/2019                                                  1,079
                  5,000    Tracy, California, Area Public Facilities Financing Agency, Special
                           Tax Refunding Bonds (Community Facilities District Number 87-1),
                           Series H, 5.875% due 10/01/2019 (d)                                        5,375

Colorado--1.2%    1,890    Elk Valley, Colorado, Public Improvement Revenue Bonds
                           (Public Improvement Fee), Series A, 7.10% due 9/01/2014                    2,045

Portfolio Abbreviations

To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Note



MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Schedule of Investments (continued)                                                        (In Thousands)
                   Face
State            Amount    Municipal Bonds                                                            Value
Florida--6.3%  $ 1,700     Ballantrae, Florida, Community Development District, Capital
                           Improvement Revenue Bonds, 6% due 5/01/2035                            $   1,728
                 1,000     Broward County, Florida, Airport Exempt Facility Revenue Bonds
                           (Learjet Inc. Project), AMT, 7.50% due 11/01/2020                          1,130
                 1,025     Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                           (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009              1,113
                 2,450     Midtown Miami, Florida, Community Development District, Special
                           Assessment Revenue Bonds, Series A, 6.25% due 5/01/2037                    2,545
                 2,400     Orange County, Florida, Health Facilities Authority, Hospital
                           Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028             2,616
                 1,300     Preserve at Wilderness Lake, Florida, Community Development District,
                           Capital Improvement Bonds, Series A, 5.90% due 5/01/2034                   1,312

Georgia--2.4%    1,250     Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                           Project), 7.90% due 12/01/2024                                             1,364
                 1,315     Brunswick & Glynn County, Georgia, Development Authority, First
                           Mortgage Revenue Bonds (Coastal Community Retirement Corporation
                           Project), Series A, 7.25% due 1/01/2035                                    1,316
                 1,250     Milledgeville-Baldwin County, Georgia, Development Authority
                           Revenue Bonds (Georgia College and State University
                           Foundation), 5.50% due 9/01/2024                                           1,329

Idaho--1.2%      2,000     Power County, Idaho, Industrial Development Corporation, Solid Waste
                           Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                           due 8/01/2032                                                              2,055

Illinois--2.4%   1,000     Chicago, Illinois, O'Hare International Airport, Special Facility
                           Revenue Refunding Bonds (American Airlines Inc. Project),
                           8.20% due 12/01/2024                                                         854
                 1,000     Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                           6.75% due 12/01/2032                                                       1,038
                 2,000     Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series
                           C-2, 5.25% due 8/01/2022                                                   2,087

Kentucky--1.4%   1,165     Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                           Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.625% due 7/01/2019    980
                 1,200     Kentucky Economic Development Finance Authority, Health System
                           Revenue Bonds (Norton Healthcare Inc.), Series A, 6.50% due 10/01/2020     1,313

Louisiana--1.5%  2,375     Louisiana Public Facilities Authority, Mortgage Revenue Refunding Bonds
                           (Baton Rouge General Medical Center Project), 5.25% due 7/01/2033 (d)(m)   2,523

Maine--2.2%      3,455     Maine State Housing Authority, Mortgage Purchase Revenue Refunding Bonds,
                           Series B, 5.30% due 11/15/2023                                             3,650

Maryland--2.5%   1,250     Maryland State Economic Development Corporation, Student Housing Revenue
                           Bonds (University of Maryland College Park Project), 6.50% due 6/01/2027   1,369
                 1,050     Maryland State Energy Financing Administration, Limited Obligation
                           Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019    1,074
                 1,600     Maryland State Health and Higher Educational Facilities Authority
                           Revenue Bonds (Calvert Health System), 5.50% due 7/01/2036                 1,687

Massachusetts--            Massachusetts State Development Finance Agency Revenue Bonds
2.6%                       (Neville Communities Home), Series A (f):
                   600         5.75% due 6/20/2022                                                      683
                 1,500         6% due 6/20/2044                                                       1,669
                 1,000     Massachusetts State Development Finance Agency, Revenue Refunding
                           Bonds (Eastern Nazarene College), 5.625% due 4/01/2029                       901
                 1,000     Massachusetts State HFA, Housing Revenue Bonds (Rental Mortgage),
                           AMT, Series C, 5.625% due 7/01/2040 (a)                                    1,032

Michigan--4.7%   1,200     Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien, VRDN,
                           Series A, 1.84% due 7/01/2033 (c)(j)                                       1,200
                 1,100     Flint, Michigan, Hospital Building Authority, Revenue Refunding
                           Bonds (Hurley Medical Center), Series A, 6% due 7/01/2020 (k)              1,210
                 5,000     Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                           Bonds (Detroit Edison Company Project), AMT, Series C,
                           5.65% due 9/01/2029 (i)                                                    5,347

Minnesota--4.6%  1,680     Minneapolis, Minnesota, Community Development Agency, Supported
                           Development Revenue Refunding Bonds (Common Bond), Series G-3,
                           5.35% due 12/01/2021                                                       1,799
                           Rockford, Minnesota, Independent School District Number 883, GO (c):
                 2,870         5.60% due 2/01/2019                                                    3,183
                 2,390         5.60% due 2/01/2020                                                    2,638

Mississippi--              Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
1.8%                       (System Energy Resources Inc. Project):
                 2,500         5.875% due 4/01/2022                                                   2,507
                   500         5.90% due 5/01/2022                                                      505


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Schedule of Investments (continued)                                                        (In Thousands)
                   Face
State            Amount    Municipal Bonds                                                            Value
Missouri--2.4%             Fenton, Missouri, Tax Increment Revenue Refunding and
                           Improvement Bonds (Gravois Bluffs):
               $   730         6.75% due 10/01/2015                                               $     741
                 1,000         7% due 10/01/2021                                                      1,081
                 1,000     Kansas City, Missouri, IDA, First Mortgage Health Facilities
                           Revenue Bonds (Bishop Spencer Place), Series A, 6.50% due 1/01/2035        1,023
                 1,000     Missouri State Development Finance Board, Infrastructure Facilities
                           Revenue Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032          1,046

New Jersey--9.5%           New Jersey EDA, Cigarette Tax Revenue Bonds:
                 4,050         5.75% due 6/15/2029                                                    4,300
                 1,890         5.50% due 6/15/2031                                                    1,966
                           New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                 1,000         (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031              1,054
                 2,000         (Seabrook Village Inc.), 8.125% due 11/15/2023                         2,162
                 2,000     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                           Inc. Project), AMT, 6.625% due 9/15/2012                                   1,840
                 2,375     New Jersey Health Care Facilities Financing Authority Revenue
                           Bonds (South Jersey Hospital), 6% due 7/01/2026                            2,553
                 1,725     Tobacco Settlement Financing Corporation of New Jersey Revenue
                           Bonds, 7% due 6/01/2041                                                    1,783

New Mexico--2.3% 3,675     Farmington, New Mexico, PCR, Refunding (Public Service Company--San
                           Juan Project), Series A, 5.80% due 4/01/2022                               3,769

New York--10.9%  1,000     Dutchess County, New York, IDA, Civic Facility Revenue Refunding
                           Bonds (Saint Francis Hospital), Series A, 7.50% due 3/01/2029                999
                    415    New York City, New York, City IDA, Civic Facility Revenue
                           Bonds, Series C, 6.80% due 6/01/2028                                         431
                   825     New York City, New York, City IDA, Special Facility Revenue
                           Bonds (British Airways Plc Project), AMT, 7.625% due 12/01/2032              867
                 2,635     New York City, New York, Sales Tax Asset Receivable Corporation
                           Revenue Bonds, Series A, 5.25% due 10/15/2027 (a)                          2,878
                           New York State Dormitory Authority Revenue Bonds (d):
                 2,550         (Mental Health Services), Series B, 5.75% due 2/15/2010 (h)            2,882
                   950         (Mental Health Services), Series B, 5.75% due 2/15/2020                1,056
                 2,030         (School Districts Financing Program), Series D, 5.25% due 10/01/2023   2,242
                    55     Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special
                           Needs Facilities Pooled Program), Series D-1, 5.50% due 7/01/2007             56
                           Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                 1,100         Series A-1, 5.50% due 6/01/2015                                        1,208
                 2,400         Series A-1, 5.50% due 6/01/2018                                        2,669
                 1,100         Series C-1, 5.50% due 6/01/2022                                        1,209
                 1,575     Westchester County, New York, IDA, Continuing Care Retirement,
                           Mortgage Revenue Bonds (Kendal on Hudson Project),
                           Series A, 6.50% due 1/01/2034                                              1,608

North Carolina-- 2,000     North Carolina Eastern Municipal Power Agency, Power System Revenue
2.0%                       Bonds, Series D, 6.75% due 1/01/2026                                       2,239
                 1,000     North Carolina Medical Care Commission, Health Care Housing
                           Revenue Bonds (The ARC of North Carolina Projects),
                           Series A, 5.80% due 10/01/2034                                             1,016

Ohio--6.1%      10,000     Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                           (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (d)         10,028

Oklahoma--0.6%   1,075     Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                           Bonds (AMR Corporation), AMT, Series A, 5.375% due 12/01/2035              1,041

Pennsylvania--     510     Montgomery County, Pennsylvania, IDA Revenue Bonds (Whitemarsh
4.3%                       Continuing Care Project), 6.25% due 2/01/2035                                516
                 2,750     Pennsylvania Economic Development Financing Authority, Exempt Facilities
                           Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due
                           11/01/2027                                                                 2,914
                   540     Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                           7.75% due 12/01/2017                                                         552
                 2,630     Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                           (Guthrie Health Issue), Series B, 7.125% due 12/01/2031                    3,121


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Schedule of Investments (continued)                                                         (In Thousands)
                   Face
State            Amount    Municipal Bonds                                                            Value
Rhode Island-- $ 2,190     Rhode Island State Health and Educational Building Corporation,
1.4%                       Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                           6.50% due 8/15/2032                                                     $  2,384

South Carolina-- 2,080     Medical University Hospital Authority, South Carolina, Hospital
2.8%                       Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2012 (h)     2,502
                 2,000     South Carolina Jobs, EDA, Economic Development Revenue Bonds
                           (Westminster Presbyterian Center), 7.75% due 11/15/2030                    2,135

Tennessee--4.2%  2,200     Hardeman County, Tennessee, Correctional Facilities Corporation
                           Revenue Bonds, Series B, 7.375% due 8/01/2017                              2,277
                   500     Sevier County, Tennessee, Public Building Authority Revenue Bonds,
                           Local Government Public Improvement IV, VRDN, Series E-5, 1.84%
                           due 6/01/2020 (a)(j)                                                         500
                           Shelby County, Tennessee, Health, Educational and Housing Facility
                           Board, Hospital Revenue Refunding Bonds (Methodist Healthcare):
                 2,170         6.50% due 9/01/2012 (h)                                                2,621
                 1,280         6.50% due 9/01/2026 (l)                                                1,547

Texas--11.6%     2,665     Austin, Texas, Convention Center Revenue Bonds (Convention
                           Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028               2,855
                           Brazos River Authority, Texas, PCR, Refunding:
                 1,000         (TXU Electric Company LLC Project), Series B, 4.75% due 5/01/2029      1,029
                   750         (TXU Energy Company LLC Project), AMT, Series C, 6.75% due 10/01/2038    821
                 2,875     Brazos River, Texas, Harbor Navigation District, Brazoria County
                           Environmental Revenue Refunding Bonds (Dow Chemical Company
                           Project), AMT, Series A-7, 6.625% due 5/15/2033                            3,178
                 1,965     Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                           Corporation Revenue Bonds (Learjet Inc.), AMT,
                           Series 2001-A-1, 6.15% due 1/01/2016                                       1,965
                 1,000     Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                           Corporation Revenue Refunding Bonds (American Airlines), AMT,
                           Series B, 6.05% due 5/01/2029                                                971
                 1,300     Houston, Texas, Health Facilities Development Corporation, Retirement
                           Facility Revenue Bonds (Buckingham Senior Living Community),
                           Series A, 7.125% due 2/15/2034                                             1,373
                 2,965     Matagorda County, Texas, Navigation District Number 1, Revenue
                           Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029          3,285
                 1,100     Port Corpus Christi, Texas, Individual Development Corporation,
                           Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                           Project), AMT, 8.25% due 11/01/2031                                        1,186
                 2,495     Red River Authority, Texas, PCR, Refunding (Celanese Project),
                           Series A, 6.45% due 11/01/2030                                             2,537

Vermont--0.6%    1,000     Vermont Educational and Health Buildings, Financing Agency
                           Revenue Bonds (Developmental and Mental Health), Series A, 6.50%
                           due 6/15/2032                                                              1,048

Virginia--16.0%            Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                           Power Company):
                   425         Series A, 5.875% due 6/01/2017                                           472
                   575         Series B, 5.875% due 6/01/2017                                           638
                10,000     Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                           Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                             11,400
                           Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                 4,310         Senior-Series A, 5.50% due 8/15/2028                                   4,129
                18,400         Senior-Series B, 7.35%** due 8/15/2030                                 3,855
                 1,455     Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                           Sub-Series J-1, 5.20% due 7/01/2019 (d)                                    1,482
                 1,095     Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
                           5.625% due 8/01/2011                                                       1,155
                 3,200     Virginia State, HDA, Revenue Bonds, AMT, Series D, 6% due 4/01/2024        3,408

Washington--0.6% 1,050     Seattle, Washington, Housing Authority Revenue Bonds (Replacement
                           Housing Project), 6.125% due 12/01/2032                                    1,045

Wisconsin--0.9%  1,360     Wisconsin State Health and Educational Facilities Authority Revenue
                           Bonds (Synergyhealth Inc.), 6% due 11/15/2032                              1,431

Puerto Rico--1,550         Puerto Rico Industrial, Medical and Environmental Pollution Control
0.7%                       Facilities Financing Authority, Special Facilities Revenue Bonds
                           (American Airlines Inc.), Series A, 6.45% due 12/01/2025                   1,093

U.S. Virgin      3,600     Virgin Islands Government Refinery Facilities, Revenue Refunding
Islands--2.4%              Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    3,948

                           Total Municipal Bonds (Cost--$234,384)--150.6%                           249,406



MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Schedule of Investments (concluded)                                                        (In Thousands)
                 Shares
                   Held    Short-Term Securities                                                      Value
                    12     Merrill Lynch Institutional Tax-Exempt Fund (g)                         $      12

                           Total Short-Term Securities (Cost--$12)--0.0%                                  12

                  Total Investments (Cost--$234,396*)--150.6%                                        249,418
                  Other Assets Less Liabilities--1.9%                                                  3,204
                  Preferred Stock, at Redemption Value--(52.5%)                                     (87,015)
                                                                                                   ---------
                  Net Assets Applicable to Common Stock--100.0%                                    $ 165,607
                                                                                                   =========


*The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

                                   (in Thousands)

Aggregate cost                     $    234,079
                                   ============
Gross unrealized appreciation      $     16,453
Gross unrealized depreciation            (1,114)
                                   ------------
Net unrealized appreciation        $     15,339
                                   ============

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f)GNMA Collateralized.

(g)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                      (in Thousands)

                               Net       Dividend
Affiliate                   Activity     Income

Merrill Lynch Institutional
   Tax-Exempt Fund             --          $3

(h)Prerefunded.

(i)XL Capital Insured.

(j)Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.
The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k)ACA Insured.

(l)Escrowed to maturity.

(m)FHA Insured.

See Notes to Financial Statements.

Portfolio Information as of January 31, 2005

                                 Percent of
                                   Total
Quality Ratings by S&P/Moody's  Investments

AAA/Aaa                             31.8%
AA/Aa                                8.1
A/A                                 15.3
BBB/Baa                             20.9
BB/Ba                                6.2
B/B                                  1.2
CCC/Caa                              2.0
NR (Not Rated)                      14.5
Other*                                --**

*Includes portfolio holdings in short-term investments.

**Amount is less than 0.1%.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Statement of Net Assets
As of January 31, 2005
Assets
                    Investments in unaffiliated securities, at value
                    (identified cost--$234,383,951)                                                      $   249,406,372
                    Investments in affiliated securities, at value
                    (identified cost--$11,703)                                                                    11,703
                    Cash                                                                                          40,132
                    Interest receivable                                                                        3,895,145
                    Prepaid expenses                                                                              54,084
                                                                                                         ---------------
                    Total assets                                                                             253,407,436
                                                                                                         ---------------

Liabilities
                    Payables:
                    Securities purchased                                                $       502,045
                    Investment adviser                                                          109,968
                    Dividends to Common Stock shareholders                                       83,145
                    Other affiliates                                                              1,768          696,926
                                                                                        ---------------
                    Accrued expenses                                                                              88,329
                                                                                                         ---------------
                    Total liabilities                                                                            785,255
                                                                                                         ---------------

Preferred Stock
                    Preferred Stock, at redemption value, par value $.10 per share
                    (1,740 Series A Shares and 1,740 Series B
                    Shares of AMPS* authorized, issued and outstanding at $25,000
                    per share liquidation preference)                                                         87,014,842
                                                                                                         ---------------

Net Assets Applicable to Common Stock
                    Net assets applicable to Common Stock                                                $   165,607,339
                                                                                                         ===============

Analysis of Net Assets Applicable to Common Stock
                    Common Stock, par value $.10 per share (11,135,606 shares
                    issued and outstanding)                                                               $    1,113,561
                    Paid-in capital in excess of par                                                         164,732,576
                    Undistributed investment income--net                                 $    3,575,669
                    Accumulated realized capital losses--net                               (18,836,888)
                    Unrealized appreciation--net                                             15,022,421
                                                                                        ---------------
                    Total accumulated losses--net                                                              (238,798)
                                                                                                         ---------------
                    Total--Equivalent to $14.87 net asset value per share of
                    Common Stock (market price--$14.70)                                                  $   165,607,339
                                                                                                         ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Statement of Operations
For the Six Months Ended January 31, 2005
Investment Income
                    Interest                                                                             $     7,152,967
                    Dividends from affiliates                                                                      3,467
                                                                                                         ---------------
                    Total income                                                                               7,156,434
                                                                                                         ---------------

Expenses
                    Investment advisory fees                                             $      685,023
                    Commission fees                                                             106,498
                    Accounting services                                                          50,009
                    Professional fees                                                            27,187
                    Transfer agent fees                                                          21,087
                    Directors' fees and expenses                                                 16,397
                    Printing and shareholder reports                                             16,373
                    Listing fees                                                                 10,388
                    Pricing fees                                                                  8,016
                    Custodian fees                                                                7,779
                    Other                                                                        16,844
                                                                                        ---------------
                    Total expenses before reimbursement                                         965,601
                    Reimbursement of expenses                                                     (671)
                                                                                        ---------------
                    Total expenses after reimbursement                                                           964,930
                                                                                                         ---------------
                    Investment income--net                                                                     6,191,504
                                                                                                         ---------------

Realized & Unrealized Gain (Loss)--Net
                    Realized loss on investments--net                                                          (104,066)
                    Change in unrealized appreciation on investments--net                                     10,315,301
                                                                                                         ---------------
                    Total realized and unrealized gain--net                                                   10,211,235
                                                                                                         ---------------

Dividends to Preferred Stock Shareholders
                    Investment income--net                                                                     (662,714)
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $    15,740,025
                                                                                                         ===============

                    See Notes to Financial Statements.

MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           January 31,       July 31,
Increase (Decrease) in Net Assets:                                                             2005            2004
Operations
                    Investment income--net                                               $    6,191,504   $   12,730,739
                    Realized gain (loss)--net                                                 (104,066)        1,473,299
                    Change in unrealized appreciation--net                                   10,315,301        4,093,131
                    Dividends to Preferred Stock shareholders                                 (662,714)      (1,075,425)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     15,740,025       17,221,744
                                                                                         --------------   --------------

Dividends to Common Stock Shareholders
                    Investment income--net                                                  (5,812,197)     (11,454,921)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    Common Stock shareholders                                               (5,812,197)     (11,454,921)
                                                                                         --------------   --------------

Common Stock Transactions
                    Value of shares issued to Common Stock shareholders
                    in reinvestment of dividends                                                 96,247          554,819
                                                                                         --------------   --------------

Net Assets Applicable to Common Stock
                    Total increase in net assets applicable to Common Stock                  10,924,075        6,321,642
                    Beginning of period                                                     155,583,264      149,261,622
                                                                                         --------------   --------------
                    End of period*                                                       $  165,607,339   $  155,583,264
                                                                                         ==============   ==============
                    *Undistributed investment income--net                                $    3,575,669   $    3,859,076
                                                                                         ==============   ==============


See Notes to Financial Statements.

MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Financial Highlights
                                                                     For the Six
                                                                     Months Ended
The following per share data and ratios have been derived            January 31,       For the Year Ended July 31,
from information provided in the financial statements.                  2005       2004     2003      2002       2001
Per Share Operating Performance
                    Net asset value, beginning of period              $  13.98   $  13.46  $  13.51  $  13.42   $  12.45
                                                                      --------   --------  --------  --------   --------
                    Investment income--net                               .56++     1.15++    1.16++      1.10       1.06
                    Realized and unrealized gain (loss)--net               .91        .50     (.15)     (.04)        .95
                    Dividends to Preferred Stock shareholders from
                    investment income--net                               (.06)      (.10)     (.10)     (.13)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.41       1.55       .91       .93       1.73
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders
                    from investment income--net                          (.52)     (1.03)     (.96)     (.84)      (.76)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.87   $  13.98  $  13.46  $  13.51   $  13.42
                                                                      --------   --------  --------  --------   --------
                    Market price per share, end of period             $  14.70   $  13.53  $  13.16  $  12.96   $  12.35
                                                                      ========   ========  ========  ========   ========

Total Investment Return***
                    Based on net asset value per share               10.28%+++     11.88%     7.15%     7.56%     14.86%
                                                                      ========   ========  ========  ========   ========
                    Based on market price per share                  12.65%+++     10.75%     9.21%    12.12%     15.06%
                                                                      ========   ========  ========  ========   ========

Ratios Based on Average Net Assets of Common Stock
                    Total expenses, net of reimbursement**              1.19%*      1.21%     1.26%     1.29%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Total expenses**                                    1.19%*      1.22%     1.26%     1.29%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net**                      7.65%*      8.13%     8.48%     8.27%      8.29%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         .82%*       .69%      .74%      .95%      2.20%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        6.83%*      7.44%     7.74%     7.32%      6.09%
                                                                      ========   ========  ========  ========   ========

Ratios Based on Average Net Assets of Common & Preferred Stock**
                    Total expenses, net of reimbursement                 .77%*       .78%      .80%      .81%       .79%
                                                                      ========   ========  ========  ========   ========
                    Total expenses                                       .78%*       .78%      .80%      .81%       .79%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                        4.97%*      5.22%     5.38%     5.19%      5.14%
                                                                      ========   ========  ========  ========   ========

Ratios Based on Average Net Assets of Preferred Stock
                    Dividends to Preferred Stock shareholders           1.52%*      1.23%     1.28%     1.60%      3.59%
                                                                      ========   ========  ========  ========   ========

Supplemental Data
                    Net assets applicable to Common Stock,
                    end of period (in thousands)                      $165,607   $155,583  $149,262  $149,633   $148,618
                                                                      ========   ========  ========  ========   ========

                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 87,000   $ 87,000  $ 87,000  $ 87,000   $ 87,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.85%     31.03%    44.03%    46.31%     57.57%
                                                                      ========   ========  ========  ========   ========

Leverage
                    Asset coverage per $1,000                         $  2,904   $  2,788  $  2,716  $  2,720   $  2,708
                                                                      ========   ========  ========  ========   ========

Dividends Per Share on Preferred Stock Outstanding
                    Series A--Investment income--net                  $    184   $    223  $    279  $    409   $    908
                                                                      ========   ========  ========  ========   ========
                    Series B--Investment income--net                  $    197   $    395  $    363  $    394   $    890
                                                                      ========   ========  ========  ========   ========

*Annualized.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

***Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fees. Without such reimbursement, the Fund's performance would have been lower.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Notes to Financial Statements

1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rateswap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended January 31, 2005, FAM reimbursed the Fund in the amount of $671.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), an affiliate of FAM, received $1,000 in commissions on the execution of portfolio securities transactions for the Fund for the six months ended January 31, 2005.

For the six months ended January 31, 2005, the Fund reimbursed FAM $2,623 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $45,653,129 and $48,090,170, respectively.

4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2005 and the year ended July 31, 2004 increased by 6,777 and 38,841, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2005 were as follows: Series A, 1.78% and Series B, 1.83%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2005, MLPF&S earned $31,219 as commissions.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Notes to Financial Statements (concluded)


5. Capital Loss Carryforward:
On July 31, 2004, the Fund had a net carryforward of $18,732,822, of which $5,746,228 expires in 2008, $12,107,981 expires in 2009,
$689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
The Fund paid a tax-exempt dividend to holders of Common Stock in the amount of $.087000 per share on February 25, 2005 to shareholders of record on February 15, 2005.


Proxy Results

During the six-month period ended January 31, 2005, MuniHoldings
Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on
January 27, 2005. A description of the proposal and number of shares voted are as follows:
                                                                        Shares Voted    Shares Withheld
                                                                            For           From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.              10,495,872        338,647
                                         Cynthia A. Montgomery            10,532,920        301,599
                                         Jean Margo Reid                  10,534,658        299,861
                                         Roscoe S. Suddarth               10,533,630        300,889
                                         Edward D. Zinbarg                10,531,130        303,389
During the six-month period ended January 31, 2005, MuniHoldings
Fund, II Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders'
meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:
                                                                        Shares Voted    Shares Withheld
                                                                            For           From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                   3,295               8


Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005


Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286

NYSE Symbol
MUH


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of MuniHoldings Fund II, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MUNIHOLDINGS FUND II, INC.
JANUARY 31, 2005

Item 2 -Code of Ethics - Not Applicable to this semi-annual report

Item 3 -Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 -Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings Fund II, Inc.

By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.

       Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.

Date: March 21, 2005

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.

Date: March 21, 2005